EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$90,753,649
Monthly Profit (Loss):	$(21,137,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	May 10, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$97,482

Cost of sales	92,585

Gross profit	4,897

Selling and administrative expenses
Selling expense	3,315
Warehousing and shipping	4,737
Advertising	385
Division administrative expense	911
MIS expense	1,170
Corporate administrative expense	1,300

Total selling and administrative expense	11,818

Restructuring and impairment charge	904
Fixed asset impairment charge	-

Profit / (loss) from operations	(7,825)

Interest expense
Interest expense - outside	6,572
Capitalized interest expense	-
Interest expense - intercompany	525
Interest income	1
Interest income - intercompany	-

Net interest expense	7,096

Other expense
Miscellaneous	142
Royalties - intercompany	3,500
Transaction gain/loss	-

Total other expense	3,642

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	(2)

Total other income	(2)

Net other expense	3,644

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(18,565)

Chapter 11 reorganization expenses	4,788

Income taxes (benefit)	(2,216)

Income (loss) before extraordinary item	(21,137)

Extraordinary item - net of taxes	-

Net income (loss)	$(21,137)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,840	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	60,585
Accounts receivable, net	189,764	Second Lien Facility	165,000
Total inventories	275,501	Accrued interest payable	803
Prepaid & other current assets	19,771	Accounts payable - trade	39,641
Total current assets	486,876	Accounts payable - intercompany	171,997
		Other payables and accrued liabilities	119,606
		Deferred income taxes	1,275
		Pension and other liabilities	146,633

Total investments & other assets	93,007	Total liabilities not subject to compromise	1,143,748

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	471,521	Deferred financing fees	(4,018)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,559
		Other payables and accrued liabilities	8,233
		Pension and other liabilities	15,474

		Total liabilities subject to compromise	1,083,561

		Total Liabilities	2,227,309

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(994,985)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	407
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,175,905)

TOTAL ASSETS	$ 1,051,404	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,051,404

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(21,137)
Equity adjustments	965
Non-cash items
Depreciation and amortization expense	7,999
Gain/(Loss) on sale of assets	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	4,477
Decrease / (increase) -- inventories	12,222
Decrease / (increase) -- other current assets	(723)
Decrease / (increase) -- other noncurrent assets and liabilities	335
Increase / (decrease) -- accounts payable (trade)	(6,864)
Increase / (decrease) -- accounts payable (intercompany)	(273)
Increase / (decrease) -- accrued liabilities	2,633
Increase / (decrease) -- accrued interest payable	(655)
Increase / (decrease) -- pension and other liabilities	91
Increase / (decrease) -- deferred federal income tax	(1,326)

Total Cash Flows from Operations	$(2,256)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(505)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(505)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	898

Total Cash Flows from Financing	$898

Beginning Cash Balance	3,703
Change in Cash	(1,863)

Ending Cash Balance	$1,840

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$32,722,318

Federal

Payroll taxes withheld	5,825,501	1,035,348	03/03/05
		1,067,674	03/10/05
		1,001,756	03/15/05
Employer payroll tax contributions incurred	2,533,402	1,579,323	03/17/05
		1,439,317	03/24/05
		2,068,572	03/31/05

Total Federal Taxes (1)	$8,358,903	$8,191,990

State and Local

Payroll taxes withheld
Alabama SIT	470,465	388,524	03/15/05
Arkansas SIT	1,211	2,989	03/15/05
California SIT	1,242	1,545	03/17/05
Georgia SIT	64,411	65,743	03/30/05
Illinois SIT	471	927	03/15/05
Indiana SIT	9,221	10,288	03/18/05
Maine SIT	30,033	30,068	03/30/05
Minnesota SIT	1,180	1,180	03/18/05
Missouri SIT	398	1,414	03/15/05
New York SIT	57,423	57,994	03/18/05
North Carolina SIT	280,324	289,012	03/30/05
Pennsylvania SIT	204	576	03/15/05
Rhode Island SIT	146	545	03/15/05
South Carolina SIT	272,071	272,071	03/31/05
Virginia SIT	94,501	98,048	03/30/05
Delaware Co IN	231	-
Hancock Co IN	105	-
Hamilton Co IN	40	-
Henry Co IN	1,214	-
Johnson Co. IN	-	-
Madison Co IN	1,302	-
Marion Co IN	36	-
Washington Co IN	111	-
Randolph Co IN	-	-
Yonkers NY	10	10	03/18/05
Wayne Co IN	-	-
New York City	14,376	14,511	03/18/05
Opelika AL	6,756	-

Total Payroll taxes	1,307,482	1,235,445

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	467,887
Arkansas SUTA	91
California SUTA	211
Florida SUTA	27,915
Georgia SUTA	19,258
Illinois SUTA	-
Indiana SUTA	9,288
Maine SUTA	9,619
Minnesota SUTA	46
Missouri SUTA	-
Nevada SUTA	3,036
New York SUTA	2,940
North Carolina SUTA	322,470
Pennsylvania SUTA	-
Rhode Island SUTA	25
South Carolina SUTA	175,264
Texas SUTA	190
Virginia SUTA	55,301
Washington SUTA	106

Total Employer payroll tax contributions	1,093,647

Gross taxable amount for sales and use	3,873,764
Sales & Use taxes collected	145,091
Abbeville, Alabama		3,518	03/17/05
Alabama City/County (Greenville & Butler County)		9,099	03/21/05
Alabama Regulation A		9,047	03/21/05
Alabama Sales		5,115	03/21/05
Alabama Use		32,243	03/21/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		10,610	03/17/05
Florida		14,418	03/21/05
Georgia		8,128	03/21/05
Indiana (Middletown)		113	03/17/05
Nevada		60	03/24/05
New York		13,866	03/17/05
North Carolina		4,725	03/10/05
North Carolina		11,144	03/25/05
South Carolina		22,460	03/21/05
Virginia Use		521	03/17/05
Washington Sales		24	03/22/05

Total Sales & Use taxes paid		145,091
Property taxes
Other taxes

Total State and Local (1)	2,546,114	1,380,536

Total Taxes	$ 10,905,017	$9,572,526

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,916,832
Monthly Profit (Loss):	$3,286,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$3,362

Cost of sales	2,061

Gross profit	1,301

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	123
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	295

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,006

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	595

Net interest expense	(595)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,645
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,645

Net other expense	(3,455)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	5,056

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,770

Income (loss) before extraordinary item	3,286

Extraordinary item - net of taxes	-

Net income (loss)	$3,286

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2005 to March 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$176	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	30,116	Accrued interest payable	-
Total inventories	6,639	Accounts payable - trade	596
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	36,931	Other payables and accrued liabilities	9,353
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	9,949

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,729	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	14,832

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(27,285)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	43,275

TOTAL ASSETS	$58,107	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$58,107

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$3,286
Non-cash items
Depreciation and amortization expense	112
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(284)
Decrease / (increase) -- inventories	(769)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(96)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(2,107)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$142

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$34
Change in Cash	142

Ending Cash Balance	$176

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$500

Federal

Payroll taxes withheld	256	256	03/01/05
Employer payroll tax contributions incurred	85	85	03/01/05

Total Federal Taxes (1)	$341	341

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada	3	3	03/01/05

Gross taxable sales	65,737
Sales & Use taxes collected	3,287
Maine		3,287	03/10/05
Property taxes		116,024
Other taxes

Total State and Local (1)	3,290	119,314

Total Taxes	$3,631	$119,655

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2005 to March 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,149
Monthly Profit (Loss):	$177,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	84

Net interest expense	(84)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	272

Chapter 11 reorganization expenses	-

Income taxes (benefit)	95

Income (loss) before extraordinary item	177

Extraordinary item - net of taxes	-

Net income (loss)	$177

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2005 to March 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$12	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,766	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,778	Other payables and accrued liabilities	291
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	291

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	291

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	17,485
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	17,487

TOTAL ASSETS	$17,778	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,778

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$177
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(83)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(95)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(1)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	13
Change in Cash	(1)

Ending Cash Balance	$12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred		Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred		$500

Federal

Payroll taxes withheld	128		128	03/01/05
Employer payroll tax contributions incurred	42		42	03/01/05

Total Federal Taxes (1)	4	170	$170

State and Local

Payroll taxes withheld		$-	$-
Employer payroll tax contributions incurred
Nevada		2	2	03/01/05
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)		$2	$2

Total Taxes		$172	$172

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,985,066
Monthly Profit (Loss):	$(360,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	May 10, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$5,629

Cost of sales	3,335

Gross profit	2,294

Selling and administrative expenses
Selling expense	1,893
Warehousing and shipping	193
Advertising	209
Division administrative expense	259
MIS expense	54
Corporate administrative expense	85

Total selling and administrative expense	2,693

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(399)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	154
Interest income	-
Interest income - intercompany	-

Net interest expense	154

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(583)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(193)

Income (loss) before extraordinary item	(360)

Extraordinary item - net of taxes	-

Net income (loss)	$(360)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,631	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	140	Long-term debt classified as current	-
Accounts receivable - intercompany	2,268	Accrued interest payable	-
Total inventories	19,432	Accounts payable - trade	396
Prepaid & other current assets	802	Accounts payable - intercompany	-
Total current assets	24,273	Other payables and accrued liabilities	1,934
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	2,330

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,345	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,677
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,677

		Total Liabilities	4,007

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	6,655
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	22,611

TOTAL ASSETS	$26,681	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$26,618

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(360)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	46
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(77)
Decrease (increase) -- accounts receivable (intercompany)	927
Decrease (increase) -- inventories	(334)
Decrease (increase) -- other current assets	92
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	19
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	198
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$511

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(20)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(20)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,140
Change in Cash	491

Ending Cash Balance	$1,631

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$929,628

Federal

Payroll taxes withheld	151,568	77,520	03/02/05
		19,896	03/09/05
		19,989	03/16/05
Employer payroll tax contributions incurred	73,273	57,371	03/18/05
		21,435	03/23/05
		20,947	03/30/05

Total Federal Taxes (1)	224,841	217,158

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,742	3,276	03/15/05
California SIT	707	1,042	03/17/05
Connecticut SIT	319	261	03/15/05
Georgia SIT	12,186	12,011	03/30/05
Massachusetts SIT	896	776	03/15/05
Minnesota SIT	948	910	03/30/05
Michigan SIT	1,313	2,183	03/15/05
New York SIT	1,305	739	03/09/05
North Carolina SIT	2,088	2,020	03/30/05
Oregon SIT	1,091	1,028	03/30/05
Pennsylvania SIT	658	613	03/17/05
South Carolina SIT	904	898	03/30/05
Utah SIT	912	1,556	03/15/05
Virginia SIT	872	712	03/15/05
Lancaster PA	171	-

Total Payroll taxes	28,112	28,025
Amount of employer payroll tax contributions incurred
Alabama SUTA	1,602
California SUTA	1,684
Connecticut SUTA	884
Florida SUTA	3,460
Georgia SUTA	4,912
Massachusetts SUTA	477
Minnesota SUTA	755
Michigan SUTA	398
New York SUTA	1,680
North Carolina SUTA	787
Oregon SUTA	433
Pennsylvania SUTA	629
South Carolina SUTA	222
Tennessee SUTA	609
Texas SUTA	961
Utah SUTA	74
Virginia SUTA	456

Total Employer payroll tax contributions	20,023

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2005 to March 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	5,672,373
Sales & Use taxes collected	383,834
Alabama City/County (Foley & Chambers Co.)		4,985	03/21/05
Alabama Sales		23,345	03/21/05
Alabama Use		48	03/21/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		9,534	03/17/05
Baldwin County Alabama		6,232	03/17/05
California		25,406	03/24/05
Connecticut		5,773	03/31/05
Florida		58,410	03/21/05
Georgia		73,186	03/21/05
Massachusetts		5,514	03/21/05
Michigan		12,966	03/17/05
Minnesota		6,255	03/21/05
New York		19,332	03/25/05
North Carolina		16,623	03/10/05
North Carolina		6,708	03/25/05
Pennsylvania		5,882	03/21/05
South Carolina		8,136	03/21/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		17,728	03/21/05
Texas		50,177	03/21/05
Utah		11,051	03/31/05
Virginia Interstate Sales		133	03/17/05
Virginia Williamsburg		16,410	03/22/05

Total Sales & Use taxes paid		383,834
Property taxes
Other taxes

Total State and Local (1)	431,969	411,859

Total Taxes	$656,810	$629,017

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager